THE MANAGERS FUNDS

MANAGERS MONEY MARKET FUND

MANAGERS AMG ESSEX LARGE CAP GROWTH FUND

MANAGERS EMERGING MARKETS EQUITY FUND

MANAGERS GLOBAL BOND FUND

MANAGERS INTERNATIONAL EQUITY FUND

MANAGERS SMALL COMPANY FUND

MANAGERS VALUE FUND

MANAGERS BOND FUND

MANAGERS SPECIAL EQUITY FUND

Supplement dated September 26, 2008

to the Prospectus dated April 1, 2008 (as supplemented May 16, 2008, September 12, 2008 and September 15, 2008)

The following information supplements and supersedes any information to the contrary relating to Managers Money Market Fund (the “Money Market Fund”) and Managers AMG Essex Large Cap Growth Fund, Managers Emerging Markets Equity Fund, Managers Global Bond Fund, Managers International Equity Fund, Managers Small Company Fund, Managers Value Fund, Managers Bond Fund, and Managers Special Equity Fund, each, including the Money Market Fund, a series of The Managers Funds (collectively, the “Funds”), contained in the Funds’ Prospectus dated April 1, 2008, as supplemented May 16, 2008, September 12, 2008 and September 15, 2008 (the “Prospectus”).

Effective at the close of the market on Friday, September 26, 2008, the Money Market Fund has taken a temporary defensive position and will hold substantially all of its assets in cash or cash equivalents at its custodian bank. Although not required to do so, Managers Investment Group LLC (“Managers”) has determined to maintain the Money Market Fund’s daily yield for the benefit of the Money Market Fund’s current shareholders at 2.26% until the temporary defensive position is ended. While taking these defensive measures, the Money Market Fund may be unable to meet its stated investment objectives; rather the Fund will simply hold cash.

Also, the first sentence under “Other Important Information about the Funds and their Investment Strategies and Risks–Temporary Defensive Measures” on page 42 of the Prospectus is deleted and replaced with the following:

“From time to time, each Fund may invest a portion of its assets in money market securities, cash or cash equivalents as a temporary defensive measure.”

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE